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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 13, 2001


                                 Sheldahl, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                       0-45                    41-0758073
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(State or other jurisdiction         (Commission            (I.R.S. Employer of
      incorporation)                 File Number)           Identification No.)


       1150 Sheldahl Road
       Northfield, Minnesota                            55057
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (507) 663-8000


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Items 1, 2, 3, 4, 6, 8 and 9 are not included.


ITEM 5. OTHER EVENTS

         On August 13, 2001, the Company entered into a Subordinated Notes and Warrant Purchase Agreement (the "Debt Agreement") with Morganthaler Venture Partners V, L.P. ("Morganthaler") and Molex Incorporated ("Molex") pursuant to which the Morganthaler and Molex extended $3,000,000 in financing to the Company (the "Loan"), on the terms described below.

Subordinated Notes and Warrant Purchase Agreement.

         Under the terms of the Debt Agreement, Morganthaler and Molex (the "Purchasers") each purchased $1,500,000 of 12% Senior Subordinated Notes (the "Notes") ("the "Debt Investment"). In connection with the Notes, each Purchaser was issued 351,000 Warrants for the Purchase of the Company's Common Stock ("Warrants") at an exercise price of $.01 per share of common stock issuable. The Warrants expire on August 13, 2008.

         Under the terms of the Debt Agreement, interest on the Notes compounds quarterly at the rate of 12% per annum. The Notes are not secured by assets of the Company and its subsidiaries. The Notes are subordinate to the obligations of the Company to Wells Fargo Bank Minnesota, N.A. ("Wells Fargo").

         The Notes (and all accrued interest) are due and payable August 13, 2006, upon certain issuances of capital stock or upon the sale of assets by the Company. Proceeds from the issuance of capital stock or sale of assets must first be applied to both the Credit and Security Agreement by and among the Company and Wells Fargo, as agent for other senior lenders (the "Credit Agreement") and the $5,000,000 of indebtedness of the Subordinated Secured Notes Purchase Agreement of May 23, 2001.

         Additionally, the Purchasers may require redemption of the Notes on September 1, 2001, September 30, 2001, November 1, 2001 and January 2, 2002 or at such time as the Company refinances the Credit Agreement. However, the earlier the Purchaser require redemption, the larger the percentage of Warrants that are forfeited. Moreover, the Purchasers may require redemption of the Notes only in proportion to that percentage of the Warrants which remain unexercised.

         The Debt Agreement, and Form of Note and Form of Warrant issuable thereunder, are incorporated herein by reference to Exhibits hereto. The foregoing description of the Debt Agreement and the Notes does not purport to be complete and is qualified in its entirety by reference to such Exhibits.



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Bank Amendment

         In connection with the consummation of the Debt Investment, Wells Fargo Bank Minnesota, N.A. and the Company executed the Tenth Amendment to the Credit Agreement. The Tenth Amendment to Credit Agreement establishes new covenants based on minimum EBITDA, requires agreement on new financial covenants prior to August 31, 2001, establishes as an event of default the failure of the Company to enter into a definitive agreement for the sale of its Material Business and consents to the Debt Investment.

7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C) Exhibits

     Exhibit 4.1. Subordinated Notes and Warrant Purchase Agreement dated August
                  13, 2001 among Sheldahl, Inc. and the entities listed on
                  Schedule I thereto.

     Exhibit 4.2. Form of Note to Subordinated Notes and Warrant Purchase
                  Agreement.

     Exhibit 4.3. Form of Warrant to Subordinated Notes and Warrant Purchase
                  Agreement.

     Exhibit 4.4. Tenth Amendment to Credit and Security Agreement dated August
                  13, 2001 between the Company and Wells Fargo Bank Minnesota
                  N. A., as Agent.

    Exhibit 99.0. Press release of August 13, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SHELDAHL, INC.



                                       By: /s/ Peter Duff
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                                          Peter Duff, Vice President -- Finance

Dated: August 20, 2001




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